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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    --------
                                    FORM 8-K
                                    --------


                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934




       Date of Report (Date of earliest event reported): November 18, 1999




                              IRT PROPERTY COMPANY
             (Exact name of registrant as specified in its charter)

          GEORGIA                        1-7859                58-1366611
      (State or other           (Commission file number)    (I.R.S. Employer
jurisdiction of incorporation)                              Identification No.)

                              200 GALLERIA PARKWAY
                                   SUITE 1400
                             ATLANTA, GEORGIA 30339
                    (Address of principal executive offices)
                                 (770) 955-4406
              (Registrant's telephone number, including area code)


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ITEM 5.  OTHER EVENTS.

         On November 18, 1999, IRT Property Company (the "Company") announced that the Company's Board of Directors had approved a stock repurchase program with respect to up to $25 million of the Company's common stock. A copy of the press release is filed herewith as Exhibit 99.1 and incorporated herein by reference.



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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c)      Exhibits

                  Exhibit No.       Description
                  -----------       -----------

                  99.1              Press Release dated November 18, 1999.
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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          IRT PROPERTY COMPANY


Date:  November 23, 1999               By:/s/ James G. Levy
                                          -----------------------------
                                          James G. Levy
                                          Senior Vice President & Chief
                                          Accounting Officer